                                                                   Exhibit 10.14

                             EMPLOYMENT AGREEMENT
                             --------------------

          This Employment Agreement ("Agreement"), made this 31st day of December, 1996, is entered into by and between Renaissance Solutions, Inc., a Delaware corporation with its principal place of business at Lincoln North, 55 Old Bedford Road, Lincoln, MA 01773 (the "Company"), and O. Bruce Gupton, residing at 16 Hurlingham Drive, Conyers Farm, Greenwich, CT 06831 (the "Employee").

          Whereas, on December 31, 1996, the Company, Artist Acquisition Corp., a Connecticut corporation and a wholly-owned subsidiary of the Company (the "Transitory Subsidiary"), International Systems Services Corporation, a Connecticut corporation ("ISS"), and the Employee as the sole stockholder of ISS, entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which the Transitory Subsidiary will merge with and into ISS, with ISS surviving such merger; and

          Whereas, in connection with the consummation of the transactions contemplated by the Merger Agreement, the Company desires to employ the Employee, and the Employee desires to be employed by the Company.

          Now, therefore, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows:

          1.  Term of Employment.  The Company hereby agrees to employ the
              ------------------
Employee, and the Employee hereby accepts employment with the Company, upon the terms set forth in this Agreement, for the period commencing on the Closing Date, as such term is defined in the Merger Agreement (the "Commencement Date"), and ending on the fourth anniversary of the Commencement Date, unless sooner terminated in accordance with the provisions of Section 4 (such period, as it may be extended, the "Employment Period").

          2.  Title; Capacity.  The Employee shall serve initially in such
              ---------------
position as the Employee and the Company shall, promptly following the Closing Date, determine, or in such other position as the Company or its Board of Directors (the "Board") may from time to time determine. The Employee shall be subject to the supervision of, and shall have such authority as is delegated to him by, the Board or such officer or officers of the Company designated by the Board.

          The Employee hereby accepts such employment and agrees to undertake the duties and responsibilities inherent in such position and such other duties and responsibilities as the Board or its designee shall from time to time reasonably assign to him. The Employee agrees to devote his entire business time, attention and energies to the business and interests of the Company during the Employment Period; provided, however, that the Employee shall be free to
                       --------  -------
participate in board, civic and charitable activities so long as such activities do not interfere with his duties and responsibilities to the Company hereunder. The Employee agrees to abide by the rules, regulations, instructions, personnel practices and policies of the Company and any changes therein which may be adopted from time to time by the Company.

          3.   Compensation and Benefits.
               -------------------------

          3.1  Base Salary.  The Company shall pay the Employee, at such times
               -----------
as the Company pays its employees in general, an annual base salary of $375,000 for the one-year period commencing on the Commencement Date. Such base salary shall be subject to adjustment thereafter as determined by the Board; provided,
                                                                      --------
however, that the Board shall not decrease the base salary during the Employment
-------
Period without the prior written consent of the Employee.

          3.2  Annual Bonus.  With respect to each year during the Employment
               ------------
Period, the Employee shall be eligible to receive a bonus of up to $125,000 (and for years subsequent to the first year, such greater amount (if any) as shall be determined by the Board) based upon such performance criteria as may be determined in good faith by the Board. Such bonus shall be payable on or before the 45th day of the year following the year in which such bonus is earned.

          3.3  Fringe Benefits.   The Employee shall be entitled to participate
               ----------------
in all benefit programs that the Company establishes and makes available to its employees, if any, to the extent that Employee's position, tenure, salary, age, health and other qualifications make him eligible to participate.

          3.4  Reimbursement of Expenses.  The Company shall reimburse the
               -------------------------
Employee for all reasonable travel, entertainment and other expenses incurred or paid by the Employee in connection with, or related to, the performance of his duties, responsibilities or services under this Agreement, upon presentation by the Employee of documentation, expense statements, vouchers and/or such other supporting information as the Company may request; provided, however, that such
                                                   --------  -------
travel, entertainment and other expenses shall be subject to limitation in accordance with Company policy as in effect from time to time.

     4.   Employment Termination.  The employment of the Employee by the
               ----------------------
Company pursuant to this Agreement shall terminate upon the occurrence of any of the following:

          4.1  Expiration of the Employment Period in accordance with Section 1;

          4.2 At the election of the Company, for cause, immediately upon written notice by the Company to the Employee. For the purposes of this Section 4.2, cause for termination shall be deemed to exist upon (a) a good faith finding by the Company of continual failure of the Employee to perform his assigned duties for the Company, or dishonesty, gross negligence or willful misconduct related to the performance of the Employee's duties for the Company;
(b) the conviction of the Employee of, or the entry of a pleading of guilty or nolo contendere by the Employee to, any crime involving moral turpitude or any felony; (c) Employee's habitual drunkenness, or the use, possession, distribution or being under the influence of alcohol or illegal substances or drugs in the workplace or in a manner otherwise affecting the Employee's performance of his duties for the Company (the only exception is that the Employee may consume alcohol reasonably and responsibly, if he so chooses, at legitimate business events and functions where alcohol is legally available); or
(d) the material breach by the Employee of any terms of this Agreement, which breach continues for 30 days subsequent to written notice from the Company to the Employee of the breach (unless such breach is not susceptible to cure, in which case termination shall be deemed to be immediate);

          4.3 Upon the death or disability of the Employee. As used in this Agreement, the term "disability" shall mean the inability of the Employee, due to a physical or mental disability, for a period of 120 days, whether or not consecutive, during any 360-day period to perform the services contemplated under this Agreement. A determination of disability shall be made by a physician satisfactory to both the Employee and the Company; provided that if
                                                             -------- ----
the Employee and the Company do not agree on a physician, the Employee and the Company shall each select a physician and such physicians together shall select a third physician, whose determination as to disability shall be binding on all parties; or

          4.4 At the election of the Company or the Employee, upon not less than 30 days' prior written notice of termination.

     5.   Effect of Termination.
          ---------------------

          5.1  Termination for Cause or Voluntary Termination.  In the event the
               ----------------------------------------------
Employee's employment is terminated by the Company for cause pursuant to Section 4.2, or by the Employee pursuant to Section 4.4, the Company shall pay to the

Employee the compensation and benefits which would otherwise be payable to him through the last day of his actual employment by the Company.

          5.2  Termination for Death or Disability.  If the Employee's
               -----------------------------------
employment is terminated by death or because of disability pursuant to Section 4.3, the Company shall pay to the estate of the Employee or to the Employee, as the case may be, the compensation and benefits which would otherwise be payable to the Employee through the date of his termination of employment because of death or disability.

          5.3  Termination Without Cause.  If the Employee's employment is
               -------------------------
terminated at the election of the Company pursuant to Section 4.4, the Company shall pay to the Employee the base salary and benefits payable to him under
Section 3, at the times provided in Section 3, including the pro rata portion of any bonuses earned under Section 3.2 during the then current one-year period of the Employment Period, through the day immediately prior to the one-year anniversary of the date of his termination of employment.

          5.4  Survival. The provisions of Sections 5 and 6 shall survive the
               --------
termination of this Agreement.

     6.   Non-competition and Non-Solicitation
          ------------------------------------

          6.1  Non-competition.  During the Non-Competition Period (as defined
               ---------------
below) the Employee will not directly or indirectly:

               (A) as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, consultant, or in any other capacity whatsoever (other than as the holder of not more than one percent of the combined voting power of the outstanding stock of a publicly held company), develop, design, produce, market, sell or render (or assist any other person in developing, designing, producing, marketing, selling or rendering) products or services competitive with those developed, designed, produced, marketed, sold or rendered by the Company or any subsidiary of the Company (whether existing now or hereafter acquired or established) (a "Subsidiary") while the Employee was employed by the Company; provided, however,
                                                          --------  -------
          that nothing herein shall prohibit the Employee from holding up to 3% of the publicly-traded securities of any corporation; or

               (B) solicit, divert or take away, or attempt to divert or to take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts, of the Company or any of its Subsidiaries which were contracted, solicited or served by the Employee while employed by the Company.

          The term Non-Competition Period means the period of time commencing on the Commencement Date and ending on (a) the first anniversary of the termination or cessation of the Employee's employment, if such termination or cessation occurs under Sections 4.1 or 4.3 or under Section 4.4 at the election of the Company, and (b) the later of (i) the fourth anniversary of the Commencement Date, and (ii) the first anniversary of the termination or cessation of the Employee's employment, if such termination or cessation occurs under Section 4.2 or under Section 4.4 at the election of the Employee.

          6.2  Non-solicitation.  While the Employee is employed by the Company
               ----------------
and for a period of one year after the termination or cessation of such employment for any reason, the Employee will not directly or indirectly recruit, solicit or hire or otherwise retain the services of any employee of the Company or of any of its Subsidiaries, or induce or attempt to induce any employee of the Company or any of its Subsidiaries to terminate his/her employment with, or otherwise cease his/her relationship with, the Company or such Subsidiary.

          6.3  Interpretation.  If any restriction set forth in Sections 6.1 or
               --------------
6.2 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

          6.4  Equitable Remedies.  The restrictions contained in this Section 6
               ------------------
are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to be reasonable for such purpose. The Employee agrees that any breach of this Section 6 is likely to cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, the Employee agrees that the Company, in addition to such other remedies which may be available, shall be entitled to specific performance and other injunctive relief.

     7.   Proprietary Information and Developments.  Concurrently with the
          ----------------------------------------
execution of this Agreement, the Employee shall enter into an Invention and Non-disclosure Agreement, a copy of which is attached hereto as Exhibit B (the "Non-
                                                            ------- -
disclosure Agreement").

     8.   Notices.  All notices required or permitted under this Agreement
          -------
shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this
Section 8.

     9.   Pronouns. Whenever the context may require, any pronouns used in this
          --------
Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

    10.   Entire Agreement. This Agreement, together with the Non-disclosure
          ----------------
Agreement, constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement.

    11.   Amendment. This Agreement may be amended or modified only by a written
          ---------
instrument executed by all of the parties hereto.

    12.   Governing Law. This Agreement shall be construed, interpreted and
          -------------
enforced in accordance with the internal laws (and not the law of conflicts) of the Commonwealth of Massachusetts.

    13.   Successors and Assigns. This Agreement shall be binding upon and inure
          ----------------------
to the benefit of all of the parties hereto and their respective successors and assigns, including any corporation with which or into which the Company may be merged or which may succeed to its respective assets or business; provided, however, that the obligations of the Employee are personal and shall not be assigned by him.

    14.   Severability. The invalidly or unenforceability of any provision of
          ------------
this Agreement shall not affect the validly or enforceability of any other provision of this Agreement.

    15.   Miscellaneous.
          -------------

          15.1 No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

          15.2 The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

          15.3 In case any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

          15.4 This Agreement shall become effective upon the Closing Date (as such term is defined in the Merger Agreement) and shall be of no force and effect if the Merger Agreement is terminated in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.


                                RENAISSANCE SOLUTIONS, INC.



                                By: /s/ George A. McMillan
                                    ---------------------------------------
                                Name:  George A. McMillan
                                Title:  Vice President, Chief Fiancial Officer
                                          and Chief Operating Officer




                                /s/ O. Bruce Gupton
                                ---------------------------------------------
                                O. Bruce Gupton

                                                                       Exhibit B
                                                                       ---------

                     INVENTION AND NON-DISCLOSURE AGREEMENT
                     --------------------------------------


     This Agreement is made between BUYER, a Delaware corporation (hereinafter referred to collectively with its subsidiaries as the "Company"), and O. Bruce Gupton (the "Employee").

     In consideration of the employment or the continued employment of the Employee by the Company, the Company and the Employee agree as follows:

1.   Proprietary Information.
     -----------------------

     (a) The Employee agrees that all information, whether or not in writing, of a private, secret or confidential nature concerning the Company's business, business relationships or financial affairs (collectively, "Proprietary Information") is and shall be the exclusive property of the Company. By way of illustration, but not limitation, Proprietary Information may include inventions, products, processes, methods, techniques, formulas, compositions, compounds, projects, developments, plans, research data, clinical data, financial data, personnel data, computer programs, customer and supplier lists, and contacts at or knowledge of customers or prospective customers of the Company. The Employee will not disclose any Proprietary Information to any person or entity other than employees of the Company or use the same for any purposes (other than in the performance of his duties as an employee of the Company) without written approval by an officer of the Company, either during or after his employment with the Company, unless and until such Proprietary Information has become public knowledge without fault by the Employee.

     (b) The Employee agrees that all files, letters, memoranda, reports, records, data, sketches, drawings, laboratory notebooks, program listings, or other written, photographic, or other tangible material containing Proprietary Information, whether created by the Employee or others, which shall come into his custody or possession, shall be and are the exclusive property of the Company to be used by the Employee only in the performance of his duties for the Company. All such materials or copies thereof and all tangible property of the Company in the custody or possession of the Employee shall be delivered to the Company, upon the earlier of (i) a request by the Company or (ii) termination of his employment. After such delivery, the Employee shall not retain any such materials or copies thereof or any such tangible property.


     (c) The Employee agrees that his obligation not to disclose or to use information and materials of the types set forth in paragraphs (a) and (b) above, and his obligation to return materials and tangible property, set forth in paragraph
(b) above, also extends to such types of information, materials and tangible property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to the Employee.

2.   Developments.
     ------------

     (a) The Employee will make full and prompt disclosure to the Company of all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by him or under his direction or jointly with others during his employment by the Company, whether or not during normal working hours or on the premises of the Company (all of which are collectively referred to in this Agreement as "Developments").

     (b) The Employee agrees to assign and does hereby assign to the Company (or any person or entity designated by the Company) all his right, title and interest in and to all Developments and all related patents, patent applications, copyrights and copyright applications. However, this paragraph 2(b) shall not apply to Developments which do not relate to the present or planned business or research and development of the Company and which are made and conceived by the Employee not during normal working hours, not on the Company's premises and not using the Company's tools, devices, equipment or Proprietary Information. The Employee understands that, to the extent this Agreement shall be construed in accordance with the laws of any state which precludes a requirement in an employee agreement to assign certain classes of inventions made by an employee, this paragraph 2(b) shall be interpreted not to apply to any invention which a court rules and/or the Company agrees falls within such classes. The Employee also hereby waives all claims to moral rights in any Developments.

     (c) The Employee agrees to cooperate fully with the Company, both during and after his employment with the Company, with respect to the procurement, maintenance and enforcement of copyrights, patents and other intellectual property rights (both in the United States and foreign countries) relating to Developments. The Employee shall sign all papers, including, without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignments of priority rights, and powers of attorney, which the Company may deem necessary or desirable in order to protect its rights and interests in any Development. The Employee further agrees that if the Company is unable, after reasonable effort, to secure the signature of the Employee on any such papers, any executive officer of the Company shall be entitled to execute any such papers as the agent and the attorney-in-fact of the Employee, and the Employee hereby irrevocably designates and appoints each executive officer of the Company as his agent and attorney-in-fact to execute any such papers on his behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect its rights and interests in any Development, under the conditions described in this sentence.

3.   Other Agreements.
     ----------------

     The Employee hereby represents that, except as the Employee has disclosed in writing to the Company, the Employee is not bound by the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of his employment with the Company or to refrain from competing, directly or indirectly, with the business of such previous employer or any other party. The Employee further represents that his performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by the Employee in confidence or in trust prior to his employment with the Company, and the Employee will not disclose to the Company or induce the Company to use any confidential or proprietary information or material belonging to any previous employer or others.

4.   United States Government Obligations.
     ------------------------------------

     The Employee acknowledges that the Company from time to time may have agreements with the other persons or with the United States Government, or agencies thereof, which impose obligations or restrictions on the Company regarding inventions made during the course of work under such agreements or regarding the confidential nature of such work. The Employee agrees to be bound by all such obligations and restrictions which are made known to the Employee and to take all action necessary to discharge the obligations of the Company under such agreements.

5.   No Employment Contract.
     ----------------------

     The Employee understands that this Agreement does not constitute a contract of employment and does not imply that his employment will continue for any period of time.

6.   Miscellaneous.
     -------------

     (a) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     (b) This Agreement supersedes all prior agreements, written or oral, between the Employee and the Company relating to the subject matter of this Agreement. This Agreement may not be modified, changed or discharged in whole or in part, except by an agreement in writing signed by the Employee and the Company. The Employee agrees that any change or changes in his duties, salary or compensation after the signing of this Agreement shall not affect the validity or scope of this Agreement.

     (c) This Agreement will be binding upon the Employee's heirs, executors and administrators and will inure to the benefit of the Company and its successors and assigns.

     (d) No delay or omission by the Company in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

     (e) The Employee expressly consents to be bound by the provisions of this Agreement for the benefit of the Company or any subsidiary or affiliate thereof to whose employ the Employee may be transferred without the necessity that this Agreement be re-signed at the time of such transfer.

     (f) The restrictions contained in this Agreement are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to be reasonable for such purpose. The Employee agrees that any breach of this Agreement is likely to cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, the Employee agrees that the Company, in addition to such other remedies which may be available, shall be entitled to specific performance and other injunctive relief.

     (g) This Agreement is governed by and will be construed as a sealed instrument under and in accordance with the laws of the Commonwealth of Massachusetts. Any action, suit, or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement shall be commenced only in a court of the Commonwealth of Massachusetts (or, if appropriate, a federal court located within Massachusetts), and the Company and the Employee each consents to the jurisdiction of such a court.

     THE EMPLOYEE ACKNOWLEDGES THAT HE/SHE HAS CAREFULLY READ THIS AGREEMENT AND UNDERSTANDS AND AGREES TO ALL OF THE PROVISIONS IN THIS AGREEMENT.


WITNESS:                                 BUYER


Date:                                    By:
     -----------------------                ------------------------------


                                            ------------------------------
                                            (print name and title)


                                          O. Bruce Gupton


Date:
     -----------------------              --------------------------------
                                          (signature)